UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

DERMTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11099 N. Torrey Pines Road, Suite 100

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2020, DermTech, Inc., or the Company, filed a Certificate of Elimination of Series A Convertible Preferred Stock, a Certificate of Elimination of Series B‑1 Convertible Preferred Stock and a Certificate of Elimination of Series B‑2 Convertible Preferred Stock, which we refer to collectively as the Certificates of Elimination, with the Secretary of State of the State of Delaware, or the Secretary of State, to eliminate its Series A Convertible Preferred Stock, Series B‑1 Convertible Preferred Stock and Series B‑2 Convertible Preferred Stock, respectively. We refer to the Company’s Series A Convertible Preferred Stock, Series B‑1 Convertible Preferred Stock and Series B‑2 Convertible Preferred Stock collectively as the Designated Preferred Stock.

As previously disclosed in the Company’s Current Reports on Form 8‑K filed with the Securities and Exchange Commission on May 27, 2020 and August 14, 2020, which disclosures are incorporated herein by reference, all of the once outstanding shares of the Designated Preferred Stock, or the Converted Shares, have been converted into Company common stock. Pursuant to the certificates of designation with respect to each series of Designated Preferred Stock, the Converted Shares resumed their status as authorized but unissued shares of undesignated preferred stock under the Company’s certificate of incorporation as of their respective conversion dates.

The filing of the Certificates of Elimination was authorized by the Board of Directors of the Company in accordance with the General Corporation Law of the State of Delaware. The Certificates of Elimination became effective upon filing and had the effect of (i) eliminating from the certificate of incorporation of the Company all matters set forth in the certificates of designation with respect to each series of Designated Preferred Stock and (ii) eliminating and restoring to the status of authorized but unissued shares of undesignated preferred stock under the Company’s certificate of incorporation all authorized but unissued shares of the Designated Preferred Stock. The foregoing description of the Certificates of Elimination is qualified in its entirety by reference to the full text of the Certificates of Elimination, copies of which are filed as Exhibit 3.1, 3.2 and 3.3 to this Current Report on Form 8‑K and are incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock, dated September 9, 2020

3.2	Certificate of Elimination of Series B‑1 Convertible Preferred Stock, dated September 9, 2020

3.3	Certificate of Elimination of Series B‑2 Convertible Preferred Stock, dated September 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: September 10, 2020	By:	/s/ Kevin Sun
Name: Kevin Sun
Title: Chief Financial Officer